UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2016

NVR, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-12378	54-1394360
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11700 Plaza America Drive, Suite 500, Reston, Virginia		20190
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 703-956-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement

On January 18, 2016, NVR Mortgage Finance, Inc. (“NVRM”) a wholly-owned subsidiary of NVR, Inc. entered into the Seventh Amendment (the “Amendment”) to its Amended and Restated Master Repurchase Agreement dated as of August 2, 2011 with U.S. Bank National Association (as amended by the Amendment and six earlier amendments thereto, the “Repurchase Agreement”). The Repurchase Agreement provides NVRM with a non-recourse revolving mortgage repurchase facility that NVRM uses to finance its origination of mortgage loans. The Repurchase Agreement (a) provides NVRM with borrowing capacity of $150 million (as compared to $25 million prior to the Amendment) and (b) provides for an incremental commitment pursuant to which NVRM may from time to time request increases in the total commitment available under the Repurchase Agreement by up to $50 million in the aggregate. The Repurchase Agreement expires on July 27, 2016. Advances under the Repurchase Agreement carry a Pricing Rate based on the LIBOR Rate plus the LIBOR Margin, each as determined under the Repurchase Agreement, provided that the Pricing Rate shall not be less than 2.25%. Among other restrictions, the Repurchase Agreement provides that loans purchased under the agreement may not be sold to others, be pledged to anyone other than the agent or support any other borrowing or repurchase agreement.

The Repurchase Agreement contains affirmative and negative covenants that are customary for arrangements of this type. The negative covenants include specific limitations on transactions involving acquisitions, mergers, incurrence of debt, sale of assets and creation of liens upon any of NVRM’s mortgage notes. In addition NVRM must maintain compliance with a tangible net worth requirement, a minimum liquidity requirement, a minimum net income requirement and a maximum leverage ratio requirement.

Copies of the Amended and Restated Master Repurchase Agreement, the First through Sixth Amendments thereto, and the Amendment are filed as Exhibits 10.1 through 10.8, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 1.01. The foregoing summary of the Repurchase Agreement is qualified in its entirety by reference to the Repurchase Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this report is incorporated by reference into the Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Amended and Restated Master Repurchase Agreement dated as of August 2, 2011 between NVR Mortgage Finance, Inc. and U.S. Bank National Association. Filed herewith.

10.2	First Amendment to Amended and Restated Master Repurchase Agreement dated as of August 1, 2012, between NVR Mortgage Finance, Inc. and U.S. Bank National Association. Filed herewith.

10.3	Second Amendment to Amended and Restated Master Repurchase Agreement dated as of November 13, 2012, between NVR Mortgage Finance, Inc. and U.S. Bank National Association. Filed herewith.

10.4	Third Amendment to Amended and Restated Master Repurchase Agreement dated as of November 29, 2012 between NVR Mortgage Finance, Inc. and U.S. Bank National Association. Filed herewith.

10.5	Fourth Amendment to Amended and Restated Master Repurchase Agreement dated as of July 31, 2013, between NVR Mortgage Finance, Inc. and U.S. Bank National Association. Filed herewith.

10.6	Fifth Amendment to Amended and Restated Master Repurchase Agreement dated as of July 30, 2014, between NVR Mortgage Finance, Inc. and U.S. Bank National Association. Filed herewith.

10.7	Sixth Amendment to Amended and Restated Master Repurchase Agreement dated as of July 29, 2015, between NVR Mortgage Finance, Inc. and U.S. Bank National Association. Filed herewith.

10.8	Seventh Amendment to Amended and Restated Master Repurchase Agreement, dated as of January 18, 2016, between NVR Mortgage Finance, Inc. and U.S. Bank National Association. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVR, Inc.

Date: January 21, 2016	By:	/s/ Daniel D. Malzahn
	Name:	Daniel D. Malzahn
	Title:	Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

10.1	Amended and Restated Master Repurchase Agreement dated as of August 2, 2011 between NVR Mortgage Finance, Inc. and U.S. Bank National Association. Filed herewith.

10.2	First Amendment to Amended and Restated Master Repurchase Agreement dated as of August 1, 2012, between NVR Mortgage Finance, Inc. and U.S. Bank National Association. Filed herewith.

10.3	Second Amendment to Amended and Restated Master Repurchase Agreement dated as of November 13, 2012, between NVR Mortgage Finance, Inc. and U.S. Bank National Association. Filed herewith.

10.4	Third Amendment to Amended and Restated Master Repurchase Agreement dated as of November 29, 2012 between NVR Mortgage Finance, Inc. and U.S. Bank National Association. Filed herewith.

10.5	Fourth Amendment to Amended and Restated Master Repurchase Agreement dated as of July 31, 2013, between NVR Mortgage Finance, Inc. and U.S. Bank National Association. Filed herewith.

10.6	Fifth Amendment to Amended and Restated Master Repurchase Agreement dated as of July 30, 2014, between NVR Mortgage Finance, Inc. and U.S. Bank National Association. Filed herewith.

10.7	Sixth Amendment to Amended and Restated Master Repurchase Agreement dated as of July 29, 2015, between NVR Mortgage Finance, Inc. and U.S. Bank National Association. Filed herewith.

10.8	Seventh Amendment to Amended and Restated Master Repurchase Agreement, dated as of January 18, 2016, between NVR Mortgage Finance, Inc. and U.S. Bank National Association. Filed herewith.